UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2019

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
41 Farnsworth Street, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 443-3000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.06 per share	GE	New York Stock Exchange

Item 5.03. Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year
On May 13, 2019, General Electric Company (“GE” or the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation reducing the minimum number of directors for the Company’s Board, from ten to seven (the “Charter Amendment”).
In connection with the Charter Amendment, the Board also approved an amendment to Article II, Section A of the Company’s By-Laws to decrease the minimum number of directors for the Company’s Board from ten to seven, effective upon filing of the Charter Amendment on May 13, 2019.
A copy of the Charter Amendment and amended By-Laws of the Company are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.
Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    GE held its annual meeting of shareowners on May 8, 2019 (the “Annual Meeting”).

(b)    At the Annual Meeting, shareowners elected all of the Company’s nominees for director; approved our named executives’ compensation (“Say on Pay”); approved the Charter Amendment; and ratified the appointment of KPMG LLP as the Company’s independent auditor for 2019 (“Auditor Ratification”). The shareowners did not approve any of the shareowner proposals, which are listed below.

Election of Directors

		For	Against	Abstain	Non-Votes
1.	Sébastien Bazin	4,299,966,198	435,152,879	17,902,316	1,628,740,820
2.	H. Lawrence Culp, Jr.	4,546,353,762	178,604,825	28,064,806	1,628,738,820
3.	Francisco D’Souza	4,398,299,220	337,548,461	17,163,812	1,628,750,720
4.	Edward Garden	4,412,192,782	322,380,217	18,443,594	1,628,745,620
5.	Thomas Horton	4,431,345,979	304,068,516	17,602,098	1,628,745,620
6.	Risa Lavizzo-Mourey	4,367,541,385	363,787,992	21,687,216	1,628,745,620
7.	Catherine Lesjak	4,691,350,100	45,499,650	16,173,643	1,628,738,820
8.	Paula Rosput Reynolds	4,659,009,309	77,828,097	16,185,987	1,628,738,820
9.	Leslie Seidman	4,676,341,009	60,359,513	16,322,871	1,628,738,820
10.	James Tisch	4,349,967,105	386,548,375	16,502,813	1,628,743,920

Management Proposals

		For	Against	Abstain	Non-Votes
1.	Say on Pay	3,324,298,963	1,397,580,665	31,131,665	1,628,750,920
2.	Reduction in Minimum Number of Directors	4,694,671,010	44,279,248	14,073,135	1,628,738,820
3.	Auditor Ratification	5,634,079,662	721,308,127	26,374,424	0

Shareowner Proposals

		For	Against	Abstain	Non-Votes
1.	Independent Chair	1,342,465,124	3,379,470,413	31,005,376	1,628,821,300
2.	Cumulative Voting	309,062,846	4,405,642,264	38,251,603	1,628,805,500

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Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being furnished as part of this report:

Exhibit No.	Description
3.1	Certificate of Amendment to GE’s Certificate of Incorporation with respect to the minimum number of directors, dated May 13, 2019
3.2	The By-Laws of General Electric Company, as amended and restated on May 13, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: May 13, 2019	/s/ Christoph A. Pereira
Christoph A. Pereira Vice President, Chief Risk Officer and Chief Corporate Counsel

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